Exhibit 10.1

Conformed Copy

THIRD AMENDMENT

                THIRD AMENDMENT, dated as of September 9, 2002, (this “Amendment”), to the CREDIT AND GUARANTEE AGREEMENT, dated as of October 24, 2000, as amended by that First Amendment, dated as of May 1, 2001 and as further amended by that Second Amendment dated as of October 23, 2001 (as further amended, supplemented or otherwise modified, the “Credit and Guarantee Agreement”), among NORTHWEST AIRLINES CORPORATION, a Delaware corporation (“Holdings”), NORTHWEST AIRLINES HOLDINGS CORPORATION, a Delaware corporation (“NWAC”), NWA INC., a Delaware corporation (“NWA”) (Holdings, NWAC and NWA collectively referred to hereafter as the “Guarantors”), NORTHWEST AIRLINES, INC., a Minnesota corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit and Guarantee Agreement (the “Lenders”), CREDIT LYONNAIS NEW YORK BRANCH and ABN AMRO BANK N.V., as co-documentation agents (in such capacities, the “Co-Documentation Agents”), CITICORP USA, INC. and U.S. BANK NATIONAL ASSOCIATION, as co-arrangers (in such capacities, the “Co-Arrangers”), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent”), and J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC., as joint lead arrangers and joint bookrunners (in such capacities, the “Joint Lead Arrangers”).

W I T N E S S E T H:

WHEREAS, the Guarantors, the Borrower, the Lenders, the Administrative Agent, the Co-Documentation Agents, the Co-Arrangers, the Syndication Agent and the Joint Lead Arrangers are parties to the Credit and Guarantee Agreement; and

WHEREAS, the Borrower and the Guarantors have requested that the Credit and Guarantee Agreement be amended as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.            Defined Terms.  Terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.

SECTION 2.            Amendments to Credit Agreement.

(a)           Amendment to Section 1.1 (Definitions).  Section 1.1 of the Credit and Guarantee Agreement is hereby amended as follows:

(i)            Clause (i) of the definition of “Termination Event” is hereby replaced in its entirety with the following clause (i):

“ (i) a “reportable event” described in Section 4043 of ERISA or in the Regulations thereunder (excluding events for which the requirement for notice of such reportable event has been waived under subsection .22, .23, .25, .27, or .28 of PBGC Regulation Section 4043 and any event described in subsection .33 of PBGC Regulation Section 4043)”.

(b)           Amendment to Section 6.7 (Notices).  Section 6.7 is hereby amended by deleting the period at the end of paragraph (b) and replacing it with “; and” and inserting the following new paragraph (c) thereafter as follows:

“(c)         copy of (i) any proposal for a waiver of any “reportable event” sent to the PBGC contemporaneous therewith and (ii) any waiver granted by the PBGC promptly after the Borrower receives notice that such waiver has been granted by the PBGC.”.

(c)           Amendment to Section 7.7 (Restricted Payments).  Section 7.7 is hereby amended by deleting subsection (c)(iv) in its entirety and replacing it with the following:

“(iv)        Holdings may make required dividend and redemption payments in respect of its outstanding Series C Preferred Stock pursuant to the Certificate of Designations for the Series C Preferred Stock as in effect on the date hereof.”.

(d)           Amendment to Section 8 (Events of Default).  Section 8(g)(vi) is hereby replaced in its entirety with the following:

“(vi)        any Pension Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof unless a waiver of such standard or extension of any amortization period is granted under Section 412 of the Code; or”.

SECTION 3.           Conditions to Effectiveness of this Amendment.

This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied:

(a)           the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by (i) the Borrower, (ii) the Guarantors and (iii) the Required Lenders;

(b)           no Default or Event of Default shall have occurred and be continuing after giving effect to the amendments contemplated herein;

(c)           each of the representations and warranties made by the Loan Parties and their Subsidiaries in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date; and

(d)           the Administrative Agent shall have received a certificate of an officer of the Borrower and each Guarantor in form and substance as may reasonably be requested by the

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Administrative Agent which shall, among other things, certify as to matters described in clauses (b) and (c) above.

SECTION 4.           Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 5.           Miscellaneous.

(a)           Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

(b)           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(c)           Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)           Integration.  This Amendment and the other Loan Documents represent the agreement of the Loan Parties and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lenders relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(e)           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Balance of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Daniel B. Matthews
Name: Daniel B. Matthews
Title: Senior Vice President & Treasurer

NORTHWEST AIRLINES HOLDINGS
CORPORATION

By:	/s/ Daniel B. Matthews
Name: Daniel B. Matthews
Title: Senior Vice President & Treasurer

NWA INC.

By:	/s/ Daniel B. Matthews
Name: Daniel B. Matthews
Title: Senior Vice President & Treasurer

NORTHWEST AIRLINES, INC.

By:	/s/ Daniel B. Matthews
Name: Daniel B. Matthews
Title: Senior Vice President & Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:	/s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

Signature Page to Third Amendment

ABN AMRO Bank, N.V., Lender

By:	/s/ Thomas K. Peterson
Name: Thomas K. Peterson
Title: Senior Vice President

By:	/s/ Mary L. Honda
Name: Mary L. Honda
Title: Group Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By:	/s/ Minoru Akimoto
Name: Minoru Akimoto
Title: General Manager

BNP PARIBAS

By:	/s/ Christine L. Howatt
Name: Christine L. Howatt
Title: Director

By:	/s/ Peter Labrie
Name: Peter Labrie
Title: Central Region Manager

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ Bernard Weymuller
Name: Bernard Weymuller
Title: Senior Vice President

CREDIT SUISSE FIRST BOSTON

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Director

By:	/s/ Guy M. Baron
Name: Guy M. Baron
Title: Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company)

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

KREDITANSTALT FUR WIEDERAUFBAU

By:	/s/ Susanne Hockmann
Name: Susanne Hockmann
Title: Vice President

By:	/s/ Petra Schoberth
Name: Petra Schoberth
Title: Senior Project Manager

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Maria Amaral-LeBlanc
Name: Maria Amaral LeBlanc
Title: Vice President

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mary H. Carey
Name: Mary H. Carey
Title: Assistant Vice President

UNION PLANTERS BANK

By:	/s/ Craig E. Gardella
Name: Craig E. Gardella
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, Lender

By:	/s/ Mark R. Olmon
Name: Mark R. Olmon
Title: Senior Vice President